                                                                    Exhibit 10.2

                            LENDER JOINDER AGREEMENT

      THIS LENDER JOINDER AGREEMENT (this "Agreement") dated as of October 23, 2001 to the Credit Agreement referenced below is by and among PB CAPITAL CORPORATION, (the "New Lender"), MILLIPORE CORPORATION, a Massachusetts corporation (the "Borrower"), certain Subsidiaries of the Borrower, as Guarantors, and BANK OF AMERICA, N.A., as administrative agent (in such capacity, the "Administrative Agent") for the Lenders. All of the defined terms of the Credit Agreement are incorporated herein by reference.

                               W I T N E S S E T H

      WHEREAS, pursuant to that Credit Agreement dated as of October 5, 2001 (as amended and modified from time to time, the "Credit Agreement") among the Borrower, the Guarantors, the Lenders and the Administrative Agent, the Lenders have agreed to provide the Borrower with a $230 million revolving credit facility;

      WHEREAS, pursuant to Section 2.1(d) of the Credit Agreement, the Borrower has requested that the New Lender provide an additional Revolving Commitment under the Credit Agreement; and

      WHEREAS, the New Lender has agreed to provide the additional Revolving Commitment on the terms and conditions set forth herein and to become a "Lender" under the Credit Agreement in connection therewith;

      NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. The New Lender hereby agrees to provide Commitments to the Borrower in the amounts set forth on Schedule 2.1(a) to the Credit Agreement as attached hereto. The Revolving Commitment Percentage of the New Lender shall be as set forth on Schedule 2.1(a).

      2. The New Lender shall be deemed to have purchased without recourse a risk participation from the Issuing Lender in all Letters of Credit issued or existing under the Credit Agreement (including Existing Letters of Credit) and the obligations arising thereunder in an amount equal to its pro rata share of the obligations under such Letters of Credit (based on the Revolving Commitment Percentages of the Lenders as set forth on Schedule 2.1(a) as attached hereto), and shall absolutely, unconditionally and irrevocably assume, as primary obligor and not as surety, and be obligated to pay to the Issuing Lender therefor and discharge when due, its pro rata share of the obligations arising under such Letter of Credit.

      3. The New Lender (a) represents and warrants that it is a commercial lender, other financial institution or other "accredited" investor (as defined in SEC Regulation D) that makes or acquires loans in the ordinary course of business and that it will make or acquire Loans for its own account in the ordinary course of business, (b) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 7.1 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (c) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (e) agrees that, as of the date hereof, the New Lender shall (i) be a party to the Credit Agreement and the other Credit Documents, (ii) be a "Lender" for all purposes of the Credit Agreement and the other Credit Documents, (iii) perform all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a "Lender" under the Credit Agreement and (iv) shall have the rights and obligations of a Lender under the Credit Agreement and the other Credit Documents.

      4. Each of the Borrower and the Guarantors agrees that, as of the date hereof, the New Lender shall (i) be a party to the Credit Agreement and the other Credit Documents, (ii) be a "Lender" for all purposes of the Credit Agreement and the other Credit Documents, and (iii) have the rights and obligations of a Lender under the Credit Agreement and the other Credit Documents.

      5. The address of the New Lender for purposes of all notices and other communications is PB Capital Corporation, 590 Madison Avenue, New York, N.Y. 10022-2540, Attention of Thomas Dearth (Facsimile No. 212.756.5536).

      6. This Agreement may be executed in any number of counterparts and by the various parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one contract. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

      7. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of North Carolina.

                  [remainder of page intentionally left blank]

                              MILLIPORE CORPORATION
                            LENDER JOINDER AGREEMENT

      IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by a duly authorized officer as of the date first above written.

NEW LENDER:       PB CAPITAL CORPORATION,
                  as New Lender

                  By:      /s/ Thomas Dearth
                     --------------------------------
                  Name:    Thomas Dearth
                  Title:   Associate

                  By:      /s/ Jeffrey Frost
                     -----------------------------------------
                  Name:    Jeffrey Frost
                  Title:   Managing Director, Client Services


BORROWER:         MILLIPORE CORPORATION, a Massachusetts corporation

                  By:      /s/ Kathleen B. Allen
                     -----------------------------------------
                  Name:    Kathleen B. Allen
                  Title:   Vice President and Chief Financial Officer


GUARANTORS:       BCL ACQUISITION CORP., a Delaware corporation
                  BCL HOLDING CORP., a Delaware corporation
                  MILLIPORE PACIFIC LIMITED, a Delaware corporation

                  By:      /s/ Francis J. Lunger
                     -----------------------------------------
                  Name:    Francis J. Lunger
                  Title:   President
                           of each of the foregoing

                  MILLICORP, INC., a Delaware corporation
                  MILLIPORE CIDRA, INC., a Delaware corporation

                  By:      /s/ Francis J. Lunger
                     -----------------------------------------
                  Name:    Francis Lunger
                  Title:   Vice President
                           of each of the foregoing

                  MILLIPORE BIOSCIENCES ASIA LIMITED, a Delaware corporation

                  By:      /s/ Jeffrey Rudin
                     -----------------------------------------
                  Name:    Jeffrey Rudin
                  Title:   Vice President

Accepted and Agreed:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:    /s/ Kathleen M. Carry
   -----------------------------------------
Name:  Kathleen M. Carry
Title:

                                 Schedule 2.1(a)

                             LENDERS AND COMMITMENTS

                              Revolving Commitments

                                              Revolving             Revolving                    LOC
                                             Commitment             Committed                 Committed
                Lender                       Percentage               Amount                   Amount
                ------                       ----------               ------                   ------
Bank of America, N.A.                        20.000000%           $50,000,000.00           $15,000,000.00
ABN AMRO Bank N.V.                           20.000000%           $50,000,000.00           $15,000,000.00
The Bank of Tokyo-Mitsubishi, Ltd., NY       14.000000%           $35,000,000.00           $10,500,000.00
Branch
The Dai-Ichi Kangyo Bank, Ltd.               10.000000%           $25,000,000.00            $7,500,000.00
PB Capital Corporation                        8.000000%           $20,000,000.00            $6,000,000.00
The Chase Manhattan Bank                      6.000000%           $15,000,000.00            $4,500,000.00
HSBC Bank USA                                 6.000000%           $15,000,000.00            $4,500,000.00
The Bank of New York                          6.000000%           $15,000,000.00            $4,500,000.00
The Norinchukin Bank, New York Branch         6.000000%           $15,000,000.00            $4,500,000.00
Comerica Bank                                 4.000000%           $10,000,000.00            $3,000,000.00
                                            ------------          --------------           --------------
Total:                                         100.00%           $250,000,000.00           $75,000,000.00